UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2020

First Internet Bancorp

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-35750	20-3489991
(Commission File Number)	(IRS Employer Identification No.)

11201 USA Parkway	46037
Fishers, Indiana
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, without par value	INBK	The Nasdaq Stock Market LLC
6.0% Fixed to Floating Subordinated Notes due 2026	INBKL	The Nasdaq Stock Market LLC
6.0% Fixed to Floating Subordinated Notes due 2029	INBKZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Material Modification to Rights of Security Holders

On October 26, 2020, First Internet Bancorp (the “Company”) entered into a Subordinated Note Purchase Agreement (the “Purchase Agreement”) with an institutional accredited investor that is also a qualified institutional buyer (the “Purchaser”) pursuant to which the Company issued and sold $10.0 million in aggregate principal amount of 6.0% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “2030 Notes”). The Notes were offered and sold by the Company in a private placement transaction in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Regulation D thereunder.

The Company intends to use the net proceeds from the offering of the 2030 Note to redeem its existing term note in the principal amount of $10.0 million, which bears interest at a fixed rate of 6.4375% per annum and is scheduled to mature on October 1, 2025. Subject to the receipt of any applicable regulatory approvals, the redemption of the term note is expected to be completed on or before January 15, 2021.

The 2030 Notes were issued under the Indenture, dated as of September 30, 2016 (the “Base Indenture”), by and between the Company and U.S. Bank, N.A., as trustee, as amended and supplemented, including by the Third Supplemental Indenture, dated as of October 26, 2020 (collectively, the “Indenture”). The 2030 Notes are scheduled to mature on November 1, 2030. The 2030 Notes are intended to qualify as Tier 2 capital under regulatory guidelines.

The 2030 Notes bear interest at a fixed rate of 6.0% per annum from and including October 26, 2020, to, but excluding, November 1, 2025 (the “Fixed Rate Period”). Interest accrued on the 2030 Notes during the Fixed Rate Period will be payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2021 and ending on November 1, 2025. The 2030 Notes will bear a floating interest rate from and including November 1, 2025 to, the maturity date or the date of earlier redemption (the “Floating Rate Period”). The floating interest rate will be reset quarterly and will initially be equal to the Three-Month Term SOFR (as defined in the Indenture) plus 5.795%. The Company may, at its option, redeem the 2030 Notes (i) in whole or in part beginning with the interest payment date of November 1, 2025, and on any interest payment date thereafter, or (ii) in whole, but not in part, upon the occurrence of certain other events. Any such redemption is subject to the receipt of the approval of the Board of Governors of the Federal Reserve System to the extent then required under applicable laws or regulations, including capital adequacy rules or regulations. The 2030 Notes are general unsecured, subordinated obligations of the Company and rank equal in right of payment with the Company’s existing and future subordinated indebtedness, and will be senior to the Company’s obligations relating to any junior subordinated debt securities issued to the Company’s subsidiary trusts.

The foregoing descriptions of the Indenture, the 2030 Notes, and the Note Purchase Agreement are each qualified by reference to the full text of such agreements, which are attached as Exhibits 4.1, 4.2, and 10.1, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Number	Description	Method of Filing
4.1	Subordinated Indenture, dated as of September 30, 2016, between First Internet Bancorp and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to current report on Form 8-K filed on September 30, 2016)	Incorporated by Reference
4.2	Third Supplemental Indenture, dated as of October 26, 2020, between First Internet Bancorp and U.S. Bank National Association, as trustee (including form of 6.0% Fixed-to-Floating Rate Subordinated Notes due 2030)	Filed Electronically
10.1	Form of Subordinated Note Purchase Agreement, dated as of October 26, 2020, between First Internet Bancorp and the purchaser thereunder	Filed Electronically
104	Cover Page Interactive Data File (embedded in the cover page formatted in inline XBRL)	Filed Electronically

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements with respect to the uses of proceeds and timing of a proposed redemption of outstanding indebtedness. Forward-looking statements are generally identifiable by the use of words such as “expect” and “intend,” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. The COVID-19 pandemic has resulted in deterioration of general business and economic conditions and continued to impact us, our customers, counterparties, employees, and third-party service providers. Sustained deterioration in market conditions could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways. The ultimate magnitude and duration of the pandemic is still unknown at this time, therefore, the extent of the impact on our business, financial position, results of operations, liquidity and prospects remains uncertain. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial real estate, commercial and industrial, public finance, SBA and healthcare finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; fluctuations in interest rates; general economic conditions; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this report, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2020

FIRST INTERNET BANCORP

By:	/s/ Kenneth J. Lovik
Kenneth J. Lovik,
Executive Vice President & Chief Financial Officer